UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2018

 Wesco Aircraft Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford
Valencia, California 91355
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    On February 9, 2018, Wesco Aircraft Holdings, Inc.’s (the “Company”) Board of Directors appointed Rasmus van der Colff to serve as the Company’s Vice President and Corporate Controller (Principal Accounting Officer), effective February 12, 2018. Kerry A. Shiba, the Company’s Executive Vice President and Chief Financial Officer (Principal Financial Officer), had been serving as the Company’s Principal Accounting Officer on an interim basis prior to Mr. van der Colff’s appointment.

Mr. van der Colff, age 52, has over 25 years of experience in the finance and accounting organizations of multinational corporations, most recently serving as Chief Accounting Officer, Vice President Finance and Investor Relations since 2009 at Guidance Software, Inc., a publicly-traded cybersecurity and forensic software developer, which was acquired by Open Text Corporation in September 2017. Prior to that, Mr. van der Colff served as Chief Accounting Officer, Vice President Corporate Controller at THQ Inc., a publicly-traded developer and publisher of interactive entertainment software, from 2007 to 2009. He also previously served as Chief Accounting Officer, Vice President Finance at SeeBeyond Technology Corporation (“SeeBeyond”), a publicly-traded business integration software developer, from 2000 to 2005, and after SeeBeyond’s acquisition by Sun Microsystems, Inc. (“Sun Microsystems”) in 2005, as Sun Microsystems’ Senior Director of Global Accounting from 2005 to 2007. Before joining SeeBeyond, Mr. van der Colff served as Vice President, Finance from 1997 to 2000 and Corporate Controller from 1993 to 1997 at Activision, Inc., a videogame software developer and publisher, and as Corporate Internal Auditor from 1990 to 1993 at Live Entertainment, a home video and music distributor and retailer. He began his career in public accounting at KPMG LLP, where he worked from 1987 to 1990. Mr. van der Colff received his bachelor’s degree and honors degree in accounting from the University of Pretoria and the University of South Africa, respectively, and is a certified public accountant (inactive).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO AIRCRAFT HOLDINGS, INC.

Date: February 12, 2018	By:	/s/ Kerry A. Shiba
Kerry A. Shiba Executive Vice President and Chief Financial Officer